Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Aurum Explorations, Inc. (the "Company") on Form 10-Q for the period ended April 30, 2008, as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Patrick Mohammed, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 16th day of June, 2008.

                                                                                                           PATRICK MOHAMMED
                                                                                                           Patrick Mohammed
                                                                                                           Chief Executive Officer and Chief Financial Officer